Significant Accounting Policies - Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Accounting Policies [Abstract]
Cash and cash equivalents	$ 545	$ 1,693	$ 783
Restricted cash, current portion	255	141	143
Restricted cash, net of current portion	3,404	4,859	4,857
Total cash and cash equivalents and restricted cash	$ 4,204	$ 6,693	$ 5,783	$ 8,622